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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 8, 2002


                            HFC Revolving Corporation
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               (Exact name of registrant as specified in charter)


           Delaware                   333-84611-01              36-3955292
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(State or other jurisdiction of     (Commission File          (IRS Employer
        incorporation)                   Number)            Identification No.)


               2700 Sanders Road, Prospect Heights, Illinois 60070
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (847) 564-5000



Item 1. Changes in Control of Registrant.  Not Applicable.
Item 2. Acquisition or Disposition of Assets.  Not Applicable.
Item 3. Bankruptcy or Receivership.  Not Applicable.
Item 4. Changes in Registrant's Certifying Accountant.  Not Applicable.
Item 5. Other Events and Regulation FD Disclosure.


      It is expected that during March 2002, a series of certificates, entitled Closed-End Home Equity Loan Asset Backed Certificates, Series 2002-1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement, to be entered into by and among HFC Revolving
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Corporation (the "Registrant"), Household Finance Corporation, and Bank One,
National Association. The offering and sale of certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-84611) and sold to certain underwriters pursuant to an underwriting agreement to be entered into by and between the Registrant and Morgan Stanley & Co. Incorporated and Credit Suisse First Boston, as representatives of the underwriters.

      In connection with the expected sale of the Underwritten Certificates, the underwriters have advised the Registrant that they have furnished to prospective investors certain information attached hereto as Exhibit 99.1 and Exhibit 99.2 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

Item 6.  Resignations of Registrant's Directors.  Not Applicable.
Item 7.  Financial Statements and Exhibits.  Not Applicable.
Item 8.  Change in Fiscal Year.  Not Applicable.
Item 9.  Regulation FD Disclosure.  Not Applicable.

Exhibit
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99.1 Copy of Computational Materials as provided by Morgan Stanley & Co.
Incorporated to the Registrant and distributed to potential investors on March 7, 2002.

99.2 Copy of Computational Materials as provided by Morgan Stanley & Co. Incorporated, Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney to the Registrant and distributed to potential investors on March 8, 2002.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  HFC REVOLVING CORPORATION


                                  By:  /s/ S.H. Smith
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                                         Steven H. Smith
                                         Vice President and Assistant Treasurer


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                                INDEX TO EXHIBITS


99.1 Copy of Computational Materials as provided by Morgan Stanley & Co. Incorporated to the Registrant and distributed to potential investors on March 7, 2002.

99.2 Copy of Computational Materials as provided by Morgan Stanley & Co. Incorporated, Credit Suisse First Boston, Banc of America Securities LLC, Banc One Capital Markets, Inc. and Salomon Smith Barney to the Registrant and distributed to potential investors on March 8, 2002.